UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 23, 2007

GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 963-9522
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On January 23, 2007, GM Offshore, Inc., a wholly-owned subsidiary of GulfMark Offshore, Inc., executed employment agreements effective as of December 31, 2006, with each of Bruce A. Streeter, Edward A. Guthrie, and John E. Leech which replaced previous agreements.

The terms of Mr. Streeter’s employment agreement provide that he shall receive an annual base salary of $400,000 and is for a one year term as President.

The terms of Mr. Guthrie’s employment agreement provide that he shall receive an annual base salary of $275,000 and is for a one year term as Executive Vice President-Finance and Chief Financial Officer.

The terms of Mr. Leech’s employment agreement provide that he shall receive an annual base salary of $275,000 and is for a one year term as Executive Vice President-Operations.

Each of the employment agreements has standard change of control provisions. If Mr. Streeter is terminated during a change of control period, he will be entitled to receive a payment equal to two-and-a-half times his annual base salary as then in effect plus the prior year’s annual bonus, and all stock options and restricted stock not then vested or exercisable, as the case may be, shall immediately vest and become fully exercisable. If Mr. Guthrie or Mr. Leech is terminated during a change of control period, he will be entitled to receive a payment equal to two times his annual base salary as then in effect plus the prior year’s annual bonus, and all stock options and restricted stock not then vested or exercisable, as the case may be, shall immediately vest and become fully exercisable.

On January 23, 2007, the Compensation Committee of GulfMark’s Board of Directors considered its fiscal year 2006 performance and the incentive criteria established for fiscal year 2006 by the Board of Directors as well as GulfMark’s long term incentive philosophy. Based on that review, the Compensation Committee awarded bonuses and long term incentives in the form of restricted stock to each of Mr. Streeter, Mr. Guthrie and Mr. Leech as follows:

	Bonus	Restricted Stock Award of Company Common Stock
Bruce A. Streeter	$612,000	36,542 shares
Edward A. Guthrie	$371,000	20,877 shares
John E. Leech	$371,000	20,642 shares

Item 9.01 - Financial Statements and Exhibits
(d)	Exhibits

The following exhibits are filed with this report.

Exhibit No.	Descriptions
10.1	Employment Agreement of Bruce A. Streeter executed January 23, 2007, but effective as of December 31, 2006.
10.2	Employment Agreement of Edward A. Guthrie executed January 23, 2007, but effective as of December 31, 2006.
10.3	Employment Agreement of John E. Leech executed January 23, 2007, but effective as of December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFMARK OFFSHORE, INC.

By: /s/ Edward A. Guthrie
Name: Edward A. Guthrie
Title: Executive Vice President - Finance

Date: January 29, 2007